EXHIBIT 10.28

WARRANT AGREEMENT

WARRANT AGREEMENT (this “Agreement”) dated as of June __, 2005, between National Lampoon, Inc., a Delaware corporation (the “Company”), and Merriman Curhan Ford & Co. (the “Underwriter”).

W I T N E S S E T H:

WHEREAS, the Company proposes to issue to the Underwriter warrants (“Warrants”) to purchase up to an aggregate of _________ shares (the “Shares”) of common stock of the Company, par value $.0001 per share (the “Common Stock”); and

WHEREAS, the Underwriter has agreed pursuant to the underwriting agreement (the “Underwriting Agreement”) dated June __, 2005 between the Underwriter and the Company, to act as the underwriter in connection with the Company’s proposed public offering (the “Public Offering”) of _______ shares of Common Stock at an initial public offering price of $____ per share, with an option to purchase up to an additional _______ shares of Common Stock for the purpose of covering over-allotments; and

WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to the Underwriter or its officers, directors or partners and members of the selling group (the “Selling Group”) and/or their officers, directors or partners, in consideration for, and as part of the Underwriter’s compensation in connection with, the Underwriter acting as the underwriter pursuant to the Underwriting Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the payment by the Underwriter to the Company of an aggregate of One Hundred Dollars and No Cents ($100.00), the agreements herein set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Grant. The Underwriter, and/or its designees who are officers or partners of the Underwriter or members of the Selling Group in connection with the Public Offering, are hereby granted the right to purchase, at any time from December __, 2005 until 5:00 P.M., New York City time, on June __, 2009 (the “Warrant Exercise Term”), up to an aggregate of _______ Shares at an initial exercise price (subject to adjustment as provided in Article 8 hereof) of $____ per Share (120% of the public offering price of the Shares). Notwithstanding the foregoing, the Warrants shall become immediately exercisable upon a change in control (as determined in good faith by the Company’s Board of Directors) of the Company. Except as set forth herein, the Shares issuable upon exercise of the Warrants are in all respects identical to the shares of Common Stock being purchased by the Underwriter for resale to the public pursuant to the terms and provisions of the Underwriting Agreement.

2.    Warrant Certificates. The warrant certificates (the “Warrant Certificates”) delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

3.    Exercise of Warrants.

3.1    Cash Exercise. The Warrants initially are exercisable at a price of $____ per Share, payable in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 8 hereof. Upon surrender of the Warrant Certificate with the duly executed Form of Election to Purchase in the form set forth on Exhibit B attached hereto and made a part hereof, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased at the Company’s principal offices, currently located at 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024, the registered holder of a Warrant Certificate (“Holder” or “Holders”) shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

3.2    [Intentionally Omitted]

4.    Issuance of Certificates.

4.1    Issuance. Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five (5) business days thereafter) without any charge to the Holder thereof including, without limitation, any tax (other than income taxes) which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

4.2    Form of Certificates. The Warrant Certificates and certificates representing the Shares shall be executed on behalf of the Company by such officer or officers as are permitted or required to execute such certificates on behalf of the Company by the Company’s by-laws and applicable law. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

(a)  The Warrant Certificates shall bear a legend substantially similar to the following:

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF _____ __, 2005, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES ISSUABLE UPON EXERCISE OF IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY. AMONG OTHER THINGS, SUCH WARRANT AGREEMENT ABSOLUTELY PROHIBITS THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR HYPOTHECATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE THEREOF PRIOR TO ______ __, 2005, EXCEPT TO A “PERMITTED TRANSFEREE” (AS DEFINED IN SUCH WARRANT AGREEMENT).

(b)    Upon exercise of the Warrants, in part or in whole, certificates representing the Shares issued upon such exercise shall bear a legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF _____ __, 2005, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY. AMONG OTHER THINGS, SUCH WARRANT AGREEMENT ABSOLUTELY PROHIBITS THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR HYPOTHECATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE THEREOF PRIOR TO ______ __, 2005, EXCEPT TO A “PERMITTED TRANSFEREE” (AS DEFINED IN SUCH WARRANT AGREEMENT).

5.    Restriction on Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired, and any Shares will be acquired, as an investment and not with a view to the distribution thereof, and that the Warrants and Shares may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”) or an applicable exemption from the registration requirements thereof. In addition to, and without limiting the foregoing, pursuant to Corporate Financing Rule 2710, the Warrants and Shares may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part for a period of 180 days from the effective date of the Registration Statement filed for the Public Offering, except to officers or partners (but not directors) of the Underwriter, to any member of the Selling Group participating in the distribution to the public of the Common Stock and/or to their respective officers or partners which, in each case, agree in writing not to further transfer any Warrants or Shares during such 180-day period, (each of which is hereinafter referred to as a “Permitted Transferee”), in which case such Permitted Transferee shall be entitled to receive a replacement Warrant Certificate in accordance with Section 9 hereof upon presentment of a properly executed Form of Assignment in the form set forth on Exhibit C attached hereto and made a part hereof.

In connection with the transfer or exercise of Warrants, the transferee and Holder must agree to execute any documents which may be reasonably required by counsel to the Company to comply with the provisions of the Act (as defined below) and applicable state securities laws.

6.    Price.

6.1    Initial and Adjusted Exercise Price. The initial exercise price of each Warrant shall be $____ per Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 8 hereof.

6.2    Exercise Price. The term “Exercise Price” herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

7.    Registration Rights.

7.1    Registrable Securities. As used herein the term “Registrable Security” means each of the Shares issuable upon exercise of the Warrants and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Act and disposed of pursuant thereto, (ii) it may be resold to the public pursuant to Rule 144 under the Act or other applicable exemption from the registration requirements of the Act, (iii) registration under the Act is no longer required for the immediate public distribution of all or any portion of such security or (iv) it has ceased to be outstanding. The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Security” as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 7.

7.2    Demand Registration. At any time commencing after December __, 2005 through and including December __, 2009, the Majority Holders (as defined below) shall have the right (which right is in addition to the registration rights under Section 7.3 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a Registration Statement (“Demand Registration”) and such other documents, including a prospectus, as may be necessary in order to comply with the provisions of the Act, so as to permit a public offering and sale of the Registrable Securities during a period equal to the longer of (i) nine (9) months and (ii) the unexpired term of the Warrants by the Majority Holders demanding such registration and any other Holders of Warrants who shall notify the Company within ten (10) days after receiving notice from the Company of such Demand Registration.

7.3    Piggyback Registration.

(a)    If, at any time during the seven years following the effective date of the Public Offering, the Company proposes to prepare and file any new registration statement under the Securities Act or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall, with respect to each such registration statement and amendment, give written notice by registered mail to the Holders of its intention to so register such securities (“Notice”) at least thirty (30) days before the initial filing of such registration statement. Upon the written request, delivered to the Company within 20 days after delivery of any such Notice by the Company, of any Holder (a “Requesting Holder”) to include in such registration the Requesting Holder’s Registrable Securities (which request shall specify the number of such Holder’s Registrable Securities proposed to be included in such registration and shall state that such Requesting Holder desires to sell such Registrable Securities in the public securities markets), the Company shall use its best efforts to cause all such Registrable Securities to be included in such registration (“Piggyback Registration”), at the company’s sole cost and expense and at no cost or expense to the Requesting Holders (other than underwriting discounts and commissions applicable to the sale of such Registrable Securities and the fees and disbursements, if any, of counsel or any advisor to the Requesting Holders); provided, however, that if the Piggyback Registration relates to an underwritten public offering and the managing underwriter advises the Company and the Requesting Holders that the inclusion of all Registrable Securities requested to be included in such registration would materially adversely affect the marketability of the offering (including pricing) of the securities proposed to be registered by the Company, then such Requesting Holders shall be entitled to participate pro rata (based on the number of shares owned by the respective Requesting Holders) with the other Requesting Holders having similar piggyback registration rights with respect to such registration to the extent the managing underwriter determines that such securities may be included without such material adverse effect.

(b)    Notwithstanding the provisions of this Section 7.3, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7.3 (irrespective of whether any written request for inclusion of Registrable Securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

7.4    Covenants of the Company With Respect to Registration. The Company covenants and agrees as follows:

(a)    The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Sections 7.2 and 7.3 hereof (excluding any underwriting discounts and commissions which may be incurred in connection with the sale of any Registrable Securities and fees of counsel or any advisor to the Holders of Registrable Securities) including, without limitation, the Company’s legal and accounting fees, printing expenses and blue sky fees and expenses and the reasonable fees and expenses (not to exceed $10,000) of one counsel to the Holders of Registrable Securities.

(b)    The Company shall take all reasonably necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the holders of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction or to provide any material undertaking or make any changes in its by-laws or amended and restated certificate of incorporation which the Board of Directors determines to be contrary to the best interests of the Corporation or to modify any of its contractual relationships then existing.

(c)    Nothing contained in this Agreement shall be construed as requiring any Holder to exercise his Warrants prior to the initial filing of any Registration Statement or the effectiveness thereof.

(d)    The Company shall deliver promptly to each holder of Registrable Securities participating in the offering copies of all correspondence between the Commission or its staff, on the one hand, and the Company, its counsel or auditors, on the other hand, with respect to the Registration Statement and permit each holder of Registrable Securities and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. (“NASD”); provided that each such holder of Registrable Securities agrees not to disclose or use such information without the prior written consent of the Company. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such holder of Registrable Securities or underwriter shall reasonably request.

(e)    In connection with any Registration Statement filed pursuant to Sections 7.2 and 7.3 hereof, the Company shall furnish, or cause to be furnished, to each Holder participating in any underwritten offering and to each underwriter, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such

Registration Statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a “cold comfort” letter, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued a report on the Company’s financial statements included in such Registration Statement, in each case covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities.

(f)    The Company shall promptly notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Act, upon the Company’s discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and upon receipt of such notice each Holder shall not effect any sale of Shares and shall immediately cease utilizing or distributing such prospectus. At the request of any such Holder, the Company shall promptly prepare and furnish to such Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

(g)    For purposes of this Agreement, the term “Majority Holders” means the Holders of Registrable Securities and/or Warrants exerciseable for Registrable Securities which constitute in excess of fifty percent (50%) of the then outstanding Registrable Securities and/or Warrants exerciseable for Registrable Securities.

7.5    Indemnification.

(a)    In connection with any registration of any Registrable Securities under the Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holders of Registrable Securities, each underwriter, broker or any other person acting on behalf of the holders of Registrable Securities and each other person, if any, who controls any of the foregoing persons within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Securities were registered under the Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Securities, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Securities and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Securities in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the holders of Registrable Securities specifically for use in the preparation thereof.

(b)    In connection with any registration of Registrable Securities under the Act pursuant to this Agreement, each holder of Registrable Securities shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 7.5) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each other holder of Registrable Securities or Other Shares, each underwriter, broker or other person acting on behalf of the holders of Registrable Securities and each person who controls any of the foregoing persons within the meaning of the Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities if such statement or omission was made in reliance upon and in conformity with written information furnished by such holder to the Company or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document.

(c)    Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 7.5, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this Section 7.5 (except to the extent that such indemnifying party is actually prejudiced thereby). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7.5, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 7.5. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim. No indemnifying party shall, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could have been sought under this Section 7.5 (whether or not the indemnified parties are actual or potential parties thereto), unless (x) such settlement, compromise or consent (I) includes an unconditional release of the indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (II) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the indemnified party and (y) the indemnifying party reaffirms its indemnification obligations pursuant to this Agreement. For purposes of this Section 7.5(c), it shall be deemed unreasonable for an indemnified party to withhold consent to settlement if the conditions in clauses (x) and (y) above are satisfied.

(d)    If the indemnification provided for in this Section 7.5 is unavailable to an indemnified party under subsections (a) and (b) of this Section 7.5 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by such person from the registration and offering of Registrable Securities pursuant to Section 7.2 or 7.3 or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of such person with respect to the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative fault of any person shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by such person, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action. Notwithstanding anything to the contrary, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.    Adjustments of Exercise Price and Number of Shares.

8.1    Computation of Adjusted Price. In case the Company shall at any time after the date hereof pay a dividend to holders of Common Stock in shares of Common Stock or make a distribution to holders of Common Stock in shares of Common Stock, then upon such dividend or distribution the Exercise Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

(a)    an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by

(b)    the total number of shares of Common Stock outstanding immediately after such issuance or sale.

For the purposes of any computation to be made in accordance with the provisions of this Section 8.1, the following provisions shall be applicable: Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

8.2    Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

8.3    Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 8, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share, by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

8.4    Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

8.5    Determination of Outstanding Shares of Common Stock. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

8.6    [Intentionally Omitted]

8.7    Subscription Rights for Shares of Common Stock or Other Securities. In the case the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of all the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, each Holder of unexercised Warrants shall be entitled to receive such rights at the later of (i) the time such Holder exercises its Warrants and (ii) the time such rights are distributed to the other shareholders of the Company.

9.    Exchange and Replacement of Warrant Certificates.

9.1    Exchange. Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

9.2    Replacement. Upon receipt by the Company of evidence reason-ably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

10.    Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

11.    Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price thereof, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted by the exchange upon which the Company’s Common Stock is then listed or quoted.

12.    Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

(a)    the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b)    the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

(c)    a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

(d)    a change in control of the Company occurs;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up, sale or change of control. Such notice shall specify such record date or the date of closing of the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up, sale or change of control.

13.    Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, telecopied or mailed by registered or certified mail, return receipt requested:

(a)    If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

(b)    If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

14.    Supplements and Amendments. The Company and the Underwriter may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Underwriter may deem necessary or desirable and which the Company and the Underwriter deem not to adversely affect the interests of the Holders of Warrant Certificates. Furthermore, this Agreement may be amended by a writing signed by the Company and the Majority Holders.

15.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

16.    Termination. This Agreement shall terminate at the close of business on June __, 2009. Notwithstanding the foregoing, the indemnification provisions of Article 7 shall survive such termination until the close of business on June __, 2012.

17.    Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York with respect to contracts made and to be wholly performed in said State and for all purposes shall be construed in accordance with the laws of said State. The Company, the Underwriter and any other registered holder or holders of the Warrant Certificates (i) agree that any legal Suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waive any objection which the they may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or procedure. The Company, the Underwriter and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares further agree to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York, and agree that service of process upon them mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon them in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney’s fees.

18.    Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation, other than the Company and the Underwriter and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares, any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Underwriter and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

19.    Preservation of Rights. The Company will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants or the rights represented hereby or thereby, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment.

20.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.

NATIONAL LAMPOON, INC.
By: ___________________________________ Name: Title:

MERRIMAN CURHAN FORD & CO. By: ___________________________________ Name: Title:

EXHIBIT A

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF _____ __, 2005, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES ISSUABLE UPON EXERCISE OF IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY. AMONG OTHER THINGS, SUCH WARRANT AGREEMENT ABSOLUTELY PROHIBITS THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR HYPOTHECATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE THEREOF PRIOR TO ______ __, 2005, EXCEPT TO A “PERMITTED TRANSFEREE” (AS DEFINED IN SUCH WARRANT AGREEMENT).

EXERCISABLE ON OR BEFORE
5:00 P.M., NEW YORK TIME, _________, 2009

No. W-	_____ Warrants

WARRANT CERTIFICATE

This Warrant Certificate certifies that Merriman Curhan Ford & Co. or registered assigns is the registered holder of _________________ (______) Warrants to purchase, at any time from ________, 2005 until 5:00 P.M. New York City time on _________, 2009 (“Expiration Date”) up to ________________  (______) shares (“Shares”) of fully-paid and nonassessable common stock, par value $.0001 per share (“Common Stock”), of National Lampoon, Inc., a Delaware corporation (the “Company”), at the initial exercise price, subject to adjustment in certain events (the “Exercise Price”), of $____ per Share upon surrender of this Warrant Certificate and payment of the Exercise Price or notice of cashless exchange at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of ________, 2005 (“Warrant Agreement”) between the Company and Merriman Curhan Ford & Co. Payment of the Exercise Price may be made in cash, by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check, or in shares of Common Stock pursuant to a Notice of Exchange in accordance with Section 3 of the Warrant Agreement.

No Warrant may be exercised after 5:00 P.M., New York City time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to as a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants.

The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company’s securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: ____________, 2005	NATIONAL LAMPOON, INC. By: ___________________________________ Name: Title:

EXHIBIT B

FORM OF ELECTION TO PURCHASE

The undersigned registered owner of the attached Warrant Certificate hereby irrevocably elects to exercise the right, represented by such Warrant Certificate, to purchase _______ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of National Lampoon, Inc. in the amount of $_______ all in accordance with Section 3.1 of the Warrant Agreement.

Dated:
______________________________________
Name of Registered Owner

______________________________________
Signature of Registered Owner
(Signature must conform in all respects to name
of holder as specified on the face of the Warrant
Certificate.)

______________________________________
Street Address

______________________________________
City, State, Zip

______________________________________
IRS Identification Number/Social Security Number

EXHIBIT C

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned registered owner of the attached Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights, title and interest therein of the undersigned under the within Warrant, with respect to the number of shares of Common stock set forth below:

NAME OF ASSIGNEE	ADDRESS	NUMBER OF SHARES

and does hereby irrevocably constitute and appoint __________________________, Attorney, to transfer the within Warrant on the books of National Lampoon, Inc., maintained for the purpose, with full power of substitution in the premises. The undersigned understand that compliance with the provisions of the Warrant is necessary to effect any assignment or transfer.

Dated:
______________________________________
Signature of Registered Owner
(Signature must conform in all respects to name
of holder as specified on the face of the Warrant
Certificate.)

______________________________________
Name of Registered Owner

______________________________________
IRS Identification Number/Social Security Number